UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2005

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

0 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 20, 2005, the Registrant entered into Indemnification Agreements with the following directors and/or officers of the Registrant (each, an "Indemnitee"):

Irving Drillings	Monroe G. Milstein
Roman Ferber	Stephen E. Milstein
Robert Grapski	Harvey Morgan
Steve Koster	Mark A. Nesci
Robert L. LaPenta, Jr.	Alan Silverglat
Andrew R. Milstein	Paul C. Tang

Each such Indemnification Agreement provides, among other things, that the Registrant will indemnify the Indemnitee to the fullest extent permitted by the Delaware General Corporation Law, including advancement of legal fees and other expenses incurred by the Indemnitee in connection with any legal proceedings arising out the Indemnitee's service as director and/or officer, subject to certain exclusions and procedures set forth in the Indemnification Agreement. Each such Indemnification Agreement is identical in all material respects to the Registrant's form of Indemnification Agreement, attached as Exhibit 10.1 hereto, which is incorporated into this Report in its entirety.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Dated: October 24, 2005	By: /s/ Robert L. LaPenta, Jr. Robert L. LaPenta, Jr. Vice President - Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Form of Indemnification Agreement